UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 20, 2020

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2020, CalAmp Corp. (“CalAmp” or the “Company”) issued a press release announcing the retirement of Michael J. Burdiek as President and Chief Executive Officer (“CEO”) and a director of the Company, and the appointment of Company independent director, Jeffery R. Gardner, as Interim President and CEO of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Departure of Officer and Director

On March 23, 2020, Mr. Burdiek notified the Board of Directors of CalAmp of his retirement as President and CEO and director effective March 25, 2020.  To ensure a seamless transition, Mr. Burdiek will serve as a Senior Advisor to CalAmp from March 25, 2020 through May 31, 2021.

In connection with Mr. Burdiek’s retirement as President and CEO, the Company entered into a Separation Agreement and General Release with Mr. Burdiek (the “Separation Agreement”), pursuant to which Mr. Burdiek will continue his employment with the Company as a Senior Advisor from March 25, 2020 through May 31, 2021 (the “Termination Date”). The Separation Agreement supersedes in its entirety the employment agreement between the Company and Mr. Burdiek, which was originally entered into on May 27, 2011, and subsequently amended from time-to-time.

Under the terms of the Separation Agreement, the Company will continue to pay Mr. Burdiek a base salary of Forty-Two Thousand Nine Hundred Seventeen Dollars ($42,917.00) per month and provide for continued benefits. Additionally, Mr. Burdiek’s equity awards (other than performance-based equity) will continue to vest through May 31, 2021. Effective as of the Termination Date, 100% of Mr. Burdiek’s stock options and restricted stock awards that are subject solely to service-vesting conditions, will vest in full and his stock options will remain exercisable for a period of two years following the Termination Date. Mr. Burdiek’s performance-based equity will be forfeited. Additionally, pursuant to the Separation Agreement, Mr. Burdiek agreed to a release of claims in favor of the Company.

The foregoing is a summary of the material terms of the Separation Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Separation Agreement. A copy of the Separation Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Appointment of Officer

The Company has appointed Mr. Gardner, 60, to serve as Interim President and CEO, effective March 25, 2020. Mr. Gardner has served as a member of the Company’s Board of Directors since 2015. From 2015 until February 27, 2020, Mr. Gardner served as President and CEO of Brinks Home Security. Mr. Gardner also served as a director of Ascent Capital Group, Inc., the publicly-held parent company of Brinks Home Security, until February 27, 2020. Additionally, Mr. Gardner serves as a director of Qorvo, Inc., the holding company under which RF Micro Devices, Inc. and TriQuint Semiconductor, Inc. were combined in 2014.

Mr. Gardner was appointed to the position of Interim President and CEO because of his many years of technology industry experience, including serving in CEO roles in the wireless telecommunications industry, as well as his service on the boards of other technology and subscription-based companies.

In connection with Mr. Gardner’s appointment, the Company and Mr. Gardner entered into a Letter Agreement effective March 25, 2020 (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Gardner will receive a base salary of Forty-Two Thousand Nine Hundred Seventeen Dollars ($42,917.00) per month and the Company will reimburse Mr. Gardner for all reasonable and necessary expenses incurred by Mr. Gardner in performing his services as Interim President and CEO (including reimbursement of temporary housing near the Company’s headquarters) for up to Ten Thousand Dollars ($10,000) per month.

The foregoing is a summary of the material terms of the Letter Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Letter Agreement. A copy of the Letter Agreement is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Additionally, there are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Gardner and any of the Company’s executive officers or directors. There is no other arrangement or understanding between Mr. Gardner and any other person pursuant to which Mr. Gardner was appointed as Interim President and CEO of the Company. There are no transactions in which Mr. Gardner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

The Company’s press release announcing Mr. Burdiek’s retirement, and Mr. Gardner’s appointment as Interim President and CEO is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Agreement and General Release between CalAmp Corp. and Michael Burdiek dated March 20, 2020.
10.2	Letter Agreement between CalAmp Corp. and Jeffery Gardner dated March 23, 2020.
99.1	Press release of the Registrant dated March 25, 2020 announcing Mr. Burdiek’s retirement, and Mr. Gardner’s appointment as Interim President and CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

March 25, 2020	By: /s/ Kurtis Binder
Date	Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)